Exhibit 10.15

NINTH OMNIBUS AMENDMENT
(Apple Ridge Funding LLC)

THIS Ninth Omnibus Amendment (this “Amendment”) is entered into this 11th day of June, 2015 for the purpose of making amendments to the documents described in this Amendment.

WHEREAS, this Amendment is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Financial Corporation, a Delaware corporation (“CFC”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”) (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) Realogy Group LLC (f/k/a Realogy Corporation), a Delaware limited liability company (“Realogy”), (vi) U.S. Bank National Association, a national banking association (“U.S. Bank”), as indenture trustee (the “Indenture Trustee”), paying agent, authentication agent, and transfer agent and registrar, (vii) the Managing Agents party to the Note Purchase Agreement defined below, and (viii) Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as Administrative Agent and Lead Arranger (the “Administrative Agent”).

WHEREAS, this Amendment relates to the following documents (as such documents have previously been amended):

(i) Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), by and between Cartus and CFC;

(ii) Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and among ARSC, as transferor, Cartus, as originator and servicer, CFC, as originator, the Issuer, as transferee, and the Indenture Trustee;

(iii) Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), by and between CFC and ARSC;

(iv) Master Indenture, dated as of April 25, 2010 (the “Master Indenture”), by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar; and

(v) Note Purchase Agreement, dated as of December 14, 2011 (the “Note Purchase Agreement”), among the Issuer, Cartus, as Servicer, the financial institutions and commercial paper conduits party thereto and the Administrative Agent, relating to the Series 2011-1 Secured Variable Funding Notes.
WHEREAS, the Purchase Agreement, the Transfer and Servicing Agreement, the Receivables Purchase Agreement, the Master Indenture and the Note Purchase Agreement are collectively referred to in this Amendment as the “Affected Documents”; and

WHEREAS, terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement, and, if not defined therein, as defined in the Master Indenture.

NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.	Amendments to Purchase Agreement. Effective as of the date hereof, the Purchase Agreement is hereby amended as follows:
(a) Section 6.1 of the Purchase Agreement is hereby amended to add the following new clause (y) immediately after the end of the current clause (x) to read as follows:
“(y) OFAC and Sanctions Laws. Unless OFAC has provided to the Originator or any Affiliate a general or specific license authorizing the performance of certain categories of transactions and the Originator or such Affiliate has provided prior notice of such license to the Administrative Agent, neither the Originator nor any Affiliate of the Originator has any portion of its assets in Sanctioned Countries or derives any portion of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries and no proceeds of the sales hereunder have been or will be used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country. Neither the Originator nor any Affiliate of the Originator is a Sanctioned Person.”
(b) Section 7.3 of the Purchase Agreement is hereby amended to add the following new clause (k) immediately after the end of the current clause (j) to read as follows:
“(k) OFAC and Sanctions Laws. Unless OFAC has provided to the Originator or any Affiliate a general or specific license authorizing the performance of certain categories of transactions and the Originator or such Affiliate has provided prior notice of such license to the Administrative Agent, use proceeds or permit any Affiliates to use proceeds of the sales hereunder to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.”
(c) Appendix A of the Purchase Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:
““OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time.

“Sanctioned Person” means (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn, or as otherwise published from time to time, or (ii)(a) an agency of the government of a Sanctioned Country, (b) an organization controlled by a Sanctioned Country or (c) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.”

2.	Amendments to Transfer and Servicing Agreement. Effective as of the date hereof, the Transfer and Servicing Agreement is hereby amended as follows:
(a) The following new definition is added to Section 1.01 of the Transfer and Servicing Agreement in the appropriate alphabetical order:
““Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.”
(b) Clause (n) of Section 2.02 of the Transfer and Servicing Agreement is hereby amended to add the following two new sentences at the end thereof:
“In making such determination, the Transferor is not relying exclusively on the exemption from the definition of “investment company” set forth in Section 3(c)(1) or 3(c)(7) of the Investment Company Act. The Transferor is not a “covered fund” under the Volcker Rule.”

3.	Amendments to Receivables Purchase Agreement. Effective as of the date hereof, the Receivables Purchase Agreement is hereby amended as follows:
(a) Clause (p) of Section 6.1 of the Receivables Purchase Agreement is hereby amended to add the following two new sentences at the end thereof:
“In making such determination (although other statutory or regulatory exclusions or exemptions may be available), the Seller is relying on the exemption provided under Rule 3a-7 of the Investment Company Act and is not relying exclusively on the exemption from the definition of “investment company” set forth in Section 3(c)(1) or 3(c)(7) of the Investment Company Act. The Seller is not a “covered fund” under the Volcker Rule.”
(b) Appendix A of the Receivables Purchase Agreement is hereby amended to add the following new definition in the appropriate alphabetical order:
““Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.”

4.	Amendments to Master Indenture. Effective as of the date hereof, Section 1.01 of the Master Indenture is hereby amended to add the following new definitions in the appropriate alphabetical order:
““OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time.
“Sanctioned Person” means (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn, or as otherwise published from time to time, or (ii)(a) an agency of the government of a Sanctioned Country, (b) an organization controlled by a Sanctioned Country or (c) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.”

5.	Amendments to Note Purchase Agreement. Effective as of the date hereof, the Note Purchase Agreement is hereby amended as follows:
(a) The definition of “Commitment Termination Date” contained in Section 1.01 of the Note Purchase Agreement is hereby amended to replace the reference therein to “June 12, 2015” with “June 10, 2016”.
(b) Section 4.01 of the Note Purchase Agreement is hereby amended to restate clause (i) thereof in its entirety and add the following new clauses (m) and (n) immediately after the end of the current clause (l) to read as follows:
“(i) The Issuer is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, and in making such determination (although other statutory or regulatory exclusions or exemptions may be available), the Issuer is relying on the exemption provided under Rule 3a-7 of the Investment Company Act and is not relying exclusively on the exemption from the definition of “investment company” set forth in Section 3(c)(1) or 3(c)(7) of the Investment Company Act.
(m) The Issuer is not a “covered fund” under the Volcker Rule.
(n) Unless OFAC has provided to the Issuer or any Affiliate a general or specific license authorizing the performance of certain categories of transactions and the Issuer or such Affiliate has provided prior notice of such license to the Administrative Agent, neither the Issuer nor any Affiliate of the Issuer has any portion of its assets in Sanctioned Countries or derives any portion of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries, and no proceeds of the Purchase or any Increase hereunder have been or will be used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country. Neither the Issuer nor any Affiliate of the Issuer is a Sanctioned Person.”

(c) Section 5.01 of the Note Purchase Agreement is hereby amended to add the following new clauses (p) immediately after the end of the current clause (o) to read as follows:
“(p) Unless OFAC has provided to the Issuer or any Affiliate a general or specific license authorizing the performance of certain categories of transactions and the Issuer or such Affiliate has provided prior notice of such license to the Administrative Agent, the Issuer shall not use the proceeds of the Purchase or any Increasehereunder to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.”

6.    Increase and Reduction in Stated Amount. Pursuant to Section 2.05(b) of the Note Purchase Agreement, the Issuer hereby irrevocably requests an Increase in the Stated Amount in an amount equal to $50,000,000. The requested date of such increase is June 11, 2015 (the “Increase Effective Date”). After giving effect to the increase, the Stated Amount shall be $375,000,000. The Purchaser Group whose Purchaser Group Limit will be increased is CA-CIB. The Committed Purchaser whose Commitment will be increased is CA-CAB. After giving effect to the increase, the Pro Rata Shares will be (i) CA-CIB 51.250%, (ii) The Bank of Nova Scotia 21.667%, (iii) Wells Fargo Bank, N.A. 16.250% and (iv) Barclays Bank PLC 10.833%. Pursuant to Section 2.05(a) of the Note Purchase Agreement the Issuer hereby irrevocably requests a subsequent reduction in the Stated Amount on October 16, 2015 (the “Increase Termination Date”). The required amount of such reduction is an amount equal to $50,000,000. After giving effect to the reduction the Stated Amount shall be $325,000,000. The Purchaser Group whose Purchaser Group Limit will be decreased is CA-CIB. The Committed Purchaser whose Commitment will be decreased is CA-CIB. After giving effect to the decrease, the Pro Rata Shares will be (i) CA-CIB 43.75%, (ii) The Bank of Nova Scotia 25.00%, (iii) Wells Fargo Bank, N.A. 18.75% and (iv) Barclays Bank PLC 12.50%. Notwithstanding anything to the contrary contained in the Transaction Documents, on the Increase Effective Date, the proceeds of such non pro rata Increase will be used to repay each other Purchaser Group to the extent necessary to cause such Purchaser Group’s percentage share of the Series Outstanding Amount to be equal to its Pro Rata Share; provided, that any such Increase shall otherwise be subject to all of the conditions precedent in the Transaction Documents, including the conditions in Section 3.03 of the Note Purchase Agreement and the condition that the amount funded by any Purchaser Group shall not exceed its Purchaser Group Limit. On the Increase Termination Date, unless the Amortization Period has commenced or an Event of Default has occurred and is continuing, (i) each Purchaser Group other than CA-CIB’s Purchaser Group shall fund a non pro rata Increase (provided, that any such Increase shall otherwise be subject to all of the conditions precedent set forth in Section 3.03 of the Note Purchase Agreement) in the amount necessary to cause its percentage share of the Series Outstanding Amount to be equal to its Pro Rata Share after giving effect to the reduction in the Stated Amount on the Increase Termination Date, and (ii) the proceeds of such non pro rata Increase will be used to repay CA-CIB to the extent necessary to cause CA-

CIB’s Purchaser Group’s percentage share of the Series Outstanding Amount to equal its Pro Rata Share. If such non-pro rata Increase on the Increase Termination Date is not funded in accordance with the immediately preceding sentence due to the failure of the conditions precedent to be satisfied, then, (i) such non-pro rata Increase shall be funded on the first Business Day following the Increase Termination Date on which the conditions are so satisfied (it being understood that if the Amortization Period commences during such interim period, such non-pro rata Increase shall not be funded); (ii) during such interim period and during the Amortization Period if it has commenced during such interim period, (x) the Purchaser Group Limit of CA-CIB’s Purchaser Group shall be deemed to remain equal to the greater of (1) its percentage share of the Series Outstanding Amount and (2) its Purchaser Group Limit as in effect after giving effect to the decrease in its Commitments on the Increase Termination Date, and (y) each Purchaser Group’s pro rata share of all payments shall be calculated accordingly based on the actual percentage share of the Series Outstanding Amount funded by each Purchaser Group, and (iii) the Issuer shall not be deemed to be in default solely because the Series Outstanding Amount exceeds the then outstanding amount of the Commitments.

7.
Waiver of Delivery. Each of the Managing Agents signatory hereto waives any prior notice or delivery requirement set forth in the Transaction Documents with respect to this Amendment (including, without limitation, pursuant to Section 10.02 of the Master Indenture and Section 2.05(b) of the Note Purchase Agreement).

8.
Conditions Precedent. This Amendment shall be effective upon (a) the Indenture Trustee’s receipt of counterparts to (i) this Amendment and (ii) that certain Renewal Fee Letter, dated the date hereof (the “Renewal Fee Letter”), by and between the Issuer and each Managing Agent, in each case, duly executed by each of the parties thereto, (b) the Issuer’s payment of all fees required to be paid on or prior to the date hereof in accordance with the Renewal Fee Letter in accordance with the terms thereof and (c) the Issuer’s payment and/or reimbursement, to the extent invoiced, of the Administrative Agent’s, each Managing Agent’s and each Purchaser’s reasonable costs and expenses incurred in connection with this Amendment and the other Transaction Documents.

9.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

10.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

11.
References to and Effect on Affected Documents. On and after the date hereof: (i) all references in any Affected Document to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Amendment; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents among the parties hereto to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Amendment; and (iii) each reference in any Transaction Document among the parties hereto to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Amendment; provided, that, notwithstanding the foregoing or any other provisions of this Amendment, the amendments contained in this Amendment shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under any Affected Document with respect to Receivables transferred or purported to have been transferred prior to the date hereof, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to an Affected Document prior to the date hereof.

12.
Reaffirmation of Performance Guaranty. Effective as of the date hereof, Realogy, in its capacity as the Performance Guarantor under the Performance Guaranty, hereby consents to this Amendment and acknowledges and agrees that the Performance Guaranty remains in full force and effect is hereby reaffirmed, ratified and confirmed.

13.
No Waiver. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Documents, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

14.	Issuer Representations re: Outstanding Series. As of the date hereof, the Issuer represents and warrants that the Series 2011-1 Notes are the only Notes outstanding under the Master Indenture.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By:_/s/ E. J. Barnes______________
Name: Eric. J. Barnes
Title: SVP & CFO

CARTUS FINANCIAL CORPORATION

By:_/s/ E. J. Barnes______________
Name: Eric. J. Barnes
Title: SVP & CFO

APPLE RIDGE SERVICES CORPORATION

By:_/s/ E. J. Barnes______________
Name: Eric. J. Barnes
Title: SVP & CFO

APPLE RIDGE FUNDING LLC

By:_/s/ E. J. Barnes______________
Name: Eric. J. Barnes
Title: SVP & CFO

REALOGY GROUP LLC

By:_/s/ Anthony Hull_____________
Name: Anthony E. Hull
Title: EVP, CFO & Treasurer

Signature Page to Ninth Omnibus Amendment

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar

By:_/s/ Michelle Moeller________________________
Name: Michelle Moeller
Title: Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and a Managing Agent

By:_/s/ Kostantina Kourmpetis___________________
Name: Kostantina Kourmpetis
Title: Managing Director

By:_/s/ Michael Regan__________________________
Name: Michael Regan
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Managing Agent

By:_/s/ Peter Gartland___________________________
Name: Peter Gartland
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Managing Agent

By:_/s/ Elizabeth R. Wagner_____________________
Name: Elizabeth R. Wagner
Title: Vice President

BARCLAYS BANK PLC, as a Managing Agent

By:_/s/ John McCarthy_____________________
Name: John McCarthy
Title: Director

Signature Page to Ninth Omnibus Amendment